TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and Statement of Additional Information

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Transamerica Emerging Markets Debt

Effective as of July 1, 2019, Logan Circle Partners, L.P. (“Logan Circle”), part of MetLife Investment Management, LLC, merged into MetLife Investment Advisors, LLC (“MLIA”). Following the transaction, MLIA was renamed MetLife Investment Management, LLC. Effective immediately, all references to Logan Circle in the Prospectuses, Summary Prospectuses and Statement of Additional Information for Transamerica Emerging Markets Debt are replaced with MetLife Investment Management, LLC.

Effective immediately, the following replaces the information relating to Logan Circle Partners, L.P. in the Prospectuses for Transamerica Emerging Markets Debt in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

MetLife Investment Management, LLC, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2006. As of March 31, 2019, MetLife Investment Management, LLC has approximately $606 billion in total assets under management.

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Investors Should Retain this Supplement for Future Reference

July 16, 2019